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                                                                   EXHIBIT 10(D)


                         FIRST CHICAGO NBD CORPORATION
                          FINANCIAL PLANNING PROGRAM
                                FOR EXECUTIVES


SUMMARY OF PROGRAM

Effective Date:     January 1, 1997

Eligibility:        Executive officers of First Chicago NBD Corporation as
                    designated by the Chief Executive Officer

Annual Limits
on Reimbursements:  Chairman and Chief Executive Officer              $10,000
                    Vice Chairman:                                    $ 7,500
                    Executive Vice President:                         $ 5,000
                    Below Executive Vice President (if designated)    $ 2,500
                    (no carry forward of unused amounts)

Benefit Following
Retirement:         An amount equal to one and one-half times the normal annual limit to be available at any time during the two calendar years immediately following the year of retirement
                    (exclusive of the annual reimbursement allowed in the year of retirement).

Services Covered:   Tax counseling and preparation
                    Financial planning and advisory services
                    Legal fees associated with wills, trusts, medical instruments, guardianships and similar arrangements.

Services Excluded:  Brokerage fees or similar investment fees
                    Fees associated with sale or purchase of personal property